  NASDAQ: WFBI www.wfbi.com Investor Presentation 2014

Disclaimer WashingtonFirst Bankshares, Inc. and Subsidiary (the “Company”) make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risks; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management’s estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, the Company’s actual future results may differ materially from those indicated. In addition, the Company’s past results of operations do not necessarily indicate its future results. Please also see the discussion of “RISK FACTORS” in the Company’s 10-k dated March 22, 2013 which is available online at www.sec.gov. For further information on the company please contact: Matthew R. Johnson Executive Vice President / Chief Financial Offer (703) 840-2422 mjohnson@wfbi.com 1

Corporate Overview 2  Began operations in 2004  Full service commercial bank headquartered in Reston, Virginia  $1.3 billion in assets  16 branches located in Northern Virginia, Maryland and the District of Columbia

Corporate Overview 3 WashingtonFirst Corporate Office WashingtonFirst Branch

Board of Directors

Board with diverse experience and strong ties to the Washington, DC metropolitan area

Physicians


Madhu K. Mohan, MD
Riverside Medical Group


Randall S. Peyton, MD
Arthritis & Sports Orthopaedics & Physical Therapy

Bankers


Shaza L. Andersen
President & Chief Executive Officer


Joseph S. Bracewell
Chairman of the Board


George W. Connors, IV
Bank President & Chief Credit Officer

Real Estate Professionals


John J. Mahoney
Regional Title Incorporated


Jon M. Peterson
The Peterson Companies


William G. Reilly
Champion Title & Settlements, Inc.

Consulting/Government Relations Professionals


C.E. Andrews
MorganFranklin Consulting


Josephine S. Cooper
Josephine Cooper, LLC


Honorable
John H. Dalton
The Financial Services Roundtable


Donald W. Fisher, PhD
American Medical Group Association


Larry D. Meyers
Meyers & Associates


James P. Muldoon
METCOR, Ltd.


General (Ret.)
Johnnie E. Wilson
JWIL, LLC

Entrepreneurs


D. Mark Lowers
Lowers Risk Group


Juan A. Mencia
CubeCorp/ByteTech


Mark C. Michael
Occasions Caterers, Inc.


Kenneth Morrissette
Interstate Worldwide Relocation Services


Gail R. Steckler
Infrastructure Management Group, Inc.

Attorneys


Richard D. Horn
General Counsel


William C. Oldaker
Oldaker Law Group, LLP


Honorable
Joe R. Reeder
Greenberg Traurig

4 WashingtonFIRSTBANKSHARES, INC.

Senior Management Overview  Longevity amongst experienced, diverse management team  Significant experience and impressive track record in community banking, acquisitions, and creation of franchise value  Well connected in the metropolitan Washington DC business/professional community  Excellent regulatory relationships 5 Name Age Title Joseph S. Bracewell 67 Chairman of the Board Shaza L. Andersen 47 President/CEO George W. Connors, IV 54 Bank President/CCO Matthew R. Johnson 49 EVP/CFO Richard D. Horn 51 General Counsel

Senior Management Team Joseph S. Bracewell – Chairman of the Board Chairman of the Board of Directors of the Bank and the Company Over 40 years of experience in the banking and legal industries Principal organizer or founding director of six newly-chartered banks, five of which have been profitably sold Previously a member of the Board of Directors of the Independent Community Bankers of America as well as a director and vice chairman of the Federal Home Loan Bank of Atlanta Shaza L. Andersen –President/CEO Founder and Chief Executive Officer of WashingtonFirst Over 24 years of experience in banking including serving as the EVP and COO of Century National Bank from 1994 to 2001 until Century was acquired by United Bank in 2001 Extensive M&A experience Previously served on the Board of Directors of the Federal Home Loan Bank of Atlanta (Vice Chair of the Corporate Governance Committee and a member of the Housing Committee) 6 Matthew R. Johnson – EVP / CFO Executive Vice President and Chief Financial Officer of WashingtonFirst Has been with WashingtonFirst since its inception in 2004 Extensive financial institution planning and development as well as acquisition experience Prior to WashingtonFirst served as the Chief Financial Officer of Capital Bank, NA in Rockville, and also held management positions with Olson Research Associates, Caledonian Venture Partners and Chesapeake Ventures

Senior Management Team Richard D. Horn – General Counsel & Corporate Secretary Founding director and General Counsel for both the Bank and the Company Prior to joining WashingtonFirst was a partner with the law firm of Bracewell & Giuliani, LLP in Washington, DC Admitted to practice law in Virginia, Maryland and the District of Columbia 7 George W. Connors, IV – Bank President / CCO Founding director and President and Chief Credit Officer of WashingtonFirst Has been in commercial banking for over 30 years, serving in executive management positions at WashingtonFirst, Century National Bank and its successor, United Bank Served as SVP and DC Group Lending Manager for United from 2001 to 2004 and was a voting member of its 7-member Executive Loan Committee

8 Attractive Demographics Washington DC metropolitan area is well diversified, experiencing significant population growth with above US average median income Strong Asset Quality The asset quality as measured by NPAs and NCOs as a percentage of total assets is significantly better than peer group in the same geographical area Exciting Growth Opportunities Untapped niches in our existing market, including new branching opportunities and revenue channels Experienced Management Strong team with conservative underwriting that has weathered a bad economy and increased the Bank’s profitability Impressive Financial Growth Driven by profitability with consistent quarter over quarter profit and strong Net Interest Margin

Our Strategy WashingtonFirst seeks to capitalize on market opportunities while maintaining disciplined and conservative credit underwriting that has been the cornerstone of our past profitability. Opportunity Organic Growth  Focus on relationships  Enhance existing footprint  Hire seasoned lenders Blueprint for Achievement Profitability  Continued emphasis on Net Interest Margin  Enhance fee income  Continued diligence to minimize overhead Opportunistic Growth  Explore potential acquisitions  Cultivate relationships with institutional investors Maintain Credit Quality  Continued diligence on credit quality  Conservative credit culture  Disciplined underwriting 9

Other Sectors/Services, 12% Information, 3% Financial Activities, 5% Construction, 5% Retail Trade, 8% Leisure & Hospitality, 9% State & Local Government, 10% Education & Health Services, 12% Federal Government, 13% Professional & Business Services, 23% 10 (1) 2011 American Community Survey (2) Based on Bureau of Economic Analysis database as of 2012. (3) Bureau of Labor Statistics as of December 2013. Actual average unemployment of 6.5% (4) GMU Center for Regional Analysis Greater Washington Jobs by Sector (4) 2012 Percent of Population Age 25+ with Graduate or Professional Degree (1) Unemployment Ratio (3) Per Capita Personal Income (2) Market Demographics Well Educated High Income Diversified Economy Low Unemployment 5% 6% 6% 6% 7% 7% 8% 8% 9% -- 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% DC BOS Baltimore PHL NYC ATL LA Detroit Las Vegas $61,743 $43,735 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 DC Metro Area United States 10% 10% 11% 11% 12% 13% 13% 14% 15% 17% 19% 23% -- 5% 10% 15% 20% 25% Houston Dallas Miami Los Angeles Atlanta Philadelphia Chicago Seattle New York San Francisco Boston Greater Washington

11 Total Deposits (in millions) Total Loans (in millions) $2.4* *Represents portion of loan portfolio acquired from Alliance Bank *Represents Brokered Deposits acquired from Alliance Bank $150 $203 $230 $277 $354 $479 $873 $916 $100* $33* $0 $200 $400 $600 $800 $1,000 2006 2007 2008 2009 2010 2011 2012 2013 $144 $192 $227 $272 $330 $420 $481 $676 $272* $162* $0 $150 $300 $450 $600 $750 $900 2006 2007 2008 2009 2010 2011 2012 2013

Loan Composition 12 WashingtonFirst has a diversified loan portfolio Amount Number of % ($000s) Loans Yield Commercial & Industrial 120,833 543 4.90% Commercial Real Estate (Owner Occupied) 367,910 474 5.30% Commercial Real Estate (Non - Owner Occupied) 153,850 192 5.30% Residential Real Estate 95,428 757 4.79% Acquisition, Development, & Construction 97,324 117 5.74% Consumer 2,775 208 4.84% Total Loans 838,120 2,291 5.23% AD&C, 12% Commercial Real Estate (Owner Occupied), 44% Commercial Real Estate (Non - Owner Occupied), 18% Commercial & Industrial, 14% Residential Real Estate 11% Consumer, < 1%

Our Credit Culture  We regard the money we are lending as our own money  We do not engage in speculative lending and expect our borrowers to have a vested interest  We have completed and believe in well-documented files and thorough credit analysis, and have received numerous accolades from our regulators and auditors  We look for a primary source of repayment based on a demonstrated cash flow history  We model or analyze for an economically independent secondary source of repayment, which usually consists of hard collateral and/or personal guarantees  Our approval process involves multiple loan officers, and all significant loans require the prior approval of a Board Committee  We strive to identify problems early and work them out expeditiously  We have zero tolerance for compliance violations or any kind of insider self-dealing 13

NPAs + 90 Days PD / Assets 14 Source: SNL Financial * 2008-2012 peer group defined as banks between $300-$600M, 2013 peer group defined as banks between $750M-$1.5B in VA, MD and DC. WFBI Peers* 1.29% 1.11% 1.23% 1.25% 1.92% 1.97% 1.87% 2.52% 2.80% 2.98% 2.48% 2.33% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2008 2009 2010 2011 2012 2013

Credit Composition and Quality 15 $ amounts in thousands 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 TDRs $ 3,248 $ 2,416 $ 3,216 $ 3,036 $ 5,770 $ 5,575 $ 3,881 $ 5,715 90+ days and accruing -- -- -- -- -- 2,839 -- -- Non-accrual 6,409 5,677 4,619 15,615 13,111 10,903 14,823 15,087 OREO 615 1,465 1,610 3,294 2,569 2,068 2,221 1,463 Other 68 68 68 106 51 55 56 -- Total $ 10,340 $ 9,626 $ 9,513 $ 22,051 $ 21,501 $ 21,440 $ 20,981 $ 22,265 Loans 30-89 Days Past Due/Loans 1.31% 0.35% 0.80% 0.90% 1.36% 0.62% 1.53% 0.52% NPAs & 90+ Days Past Due / Assets 1.72% 1.68% 1.60% 1.92% 2.02% 1.91% 1.87% 1.97% Reserves / Loans 1.35% 1.29% 1.33% 0.83% 0.81% 0.76% 0.92% 1.02% Non-GAAP, Adjusted Reserves / Loans 1.35% 1.29% 1.33% 2.09% 2.03% 1.77% 1.89% 1.81% Reserves / NPLs 59.60% 70.86% 78.60% 33.56% 32.71% 30.74% 40.14% 41.02% Net Charge-offs | Average Loans 0.38% 0.81% 0.08% 0.46% 0.63% 0.63% 0.12% -0.07%

Deposit Composition 16 WashingtonFirst has a favorable deposit mix with 24% in Non-Interest Bearing accounts Non-Interest Bearing , 24% NOW, MMA & Savings, 41% Time Deposits, 35% Amount Number of Cost of Funds ($000s) Accounts (%) Non-Interest Bearing $231,270 4,778 0.00% NOW, MMA & Savings 393,264 3,602 0.50% Time Deposits 291,782 3,047 0.90% Brokered Deposits 32,587 3 0.96% Total Deposits $948,903 11,430 0.52% Source: SNL Financial * 2008-2012 peer group defined as banks between $300-$600M, 2013 peer group defined as banks between $750M-$1.5B in VA, MD and DC. WFBI Peers Non-Interest Bearing 24% 19% NOW, MMA & Savings 41% 45% Time Deposits 35% 36%

$0.7 $1.9 $2.1 $6.2 -- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2010 2011 2012 2013 $4.2 $6.7 $6.6 $13.7 $2.4 -- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2010 2011 2012 2013 17 Pre-Tax Pre-Provision Earnings (in millions) $2.4* * Net M&A and non-recurring items Net Income-Common (in millions) *

Earnings Trend 18 2010 2011 2012 2013 Fully Diluted Earnings Per Share $ 0.25 $ 0.62 $ 0.59 $ 0.80 Net Income- Common Shareholders $0.7 M $1.9 M $2.1 M $6.2 M Return on Average Assets 0.37% 0.53% 0.39% 0.60% Return on Average Equity 3.34% 5.24% 3.92% 6.01% Net Interest Margin 3.69% 4.02% 4.08% 3.90% Efficiency Ratio 72.3% 67.4% 75.3% 67.2%

Net Interest Margin 19 WFBI Peers* Source: SNL Financial * 2008-2012 peer group defined as banks between $300-$600M, 2013 peer group defined as banks between $750M-$1.5B in VA, MD and DC. 3.63% 3.55% 3.69% 4.02% 4.08% 3.90% 3.70% 3.52% 3.74% 4.08% 3.91% 3.56% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 2008 2009 2010 2011 2012 2013

Efficiency Ratio 20 Source: SNL Financial * 2008-2012 peer group defined as banks between $300-$600M, 2013 peer group defined as banks between $750M-$1.5B in VA, MD and DC. ** Excludes merger expenses, one-time gain on acquisition, and gains/(losses) on sale of investment securities and loans. . WFBI** Peers* 89.9% 78.7% 72.3% 67.4% 63.0% 66.2% 72.9% 76.4% 74.5% 70.6% 71.5% 70.2% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 2008 2009 2010 2011 2012 2013

Capital Strength 21 $ amounts in millions 2010 2011 2012 2013 Total Assets $ 435 $ 559 $ 1,148 $ 1,128 Total Capital 46 53 102 108 Total Risk Based Capital Ratio 12.46% 11.84% 13.77% 14.05% Tier 1 Risk Based Capital Ratio 11.50% 10.73% 12.71% 12.80% Tier 1 Leverage Ratio 9.62% 9.06% 9.97% 10.53% Tangible Common Equity Ratio 6.92% 5.78% 6.97% 7.64%

NASDAQ Listing 22

Our M&A Track Record

WashingtonFirst management has a proven track record of completing acquisitions:

- ★ Century National Bank (CNB) acquisition of DC branch from RTC in 1994
- ★ CNB acquisition of McLean branch in 1997 (including capital raising contingency)
- ★ CNB acquisition of Reston branch in 1998
- ★ CNB acquisition of Grandbank in 2000 (100% stock)
- ★ CNB sale to United Bankshares in 2001 (100% stock)

- ★ WashingtonFirst (WFBI) acquisition of DC branch in 2004
- ★ WFBI acquisition of Sterling branch in 2005
- ★ WFBI acquisition of First Liberty Bancorp in 2006 (cash and stock)
- ★ WFBI acquisition of Alliance Bankshares in 2012 (cash and stock)
- ★ WFBI assumption of Millennium Bank, NA in 2014 (FDIC assisted)

23 WashingtonFIRSTBANKSHARES, INC.

Recent M&A Activity in the Washington MSA  On April 6, 2013, F.N.B. Corporation (NYSE: FNB) closed its all-stock deal to acquire Annapolis Bancorp, Inc. (NASDAQ: ANNB) o ANNB had $437M in assets and 8 branches o Deal value at announcement = 160% of TBV o Deal value at completion = 170% of TBV  On January 15, 2014, Cardinal Financial Corporation (NASDAQ: CFNL) closed its cash- and-stock deal to acquire United Financial Banking Companies, Inc. (OTCBB: UFBC) o UFBC had $331M in assets and 8 branches o Deal value at announcement = 196% of TBV o Deal value at completion = 207% of TBV  On January 31, 2014, United Bankshares, Inc. (NASDAQ: UBSI) closed its all-stock deal to acquire Virginia Commerce Bancorp, Inc. (NASDAQ: VCBI) o VCBI had $2.8B in assets and 28 branches o Deal value at announcement = 183% of TBV o Deal value at completion = 204% of TBV 24

Facts About Our Common Stock 25 Where traded NASDAQ Stock Market Ticker symbol WFBI Current Market Price $14.21 Common shares outstanding 6,565,376 voting; 7,661,735 total Market capitalization $108.9 million Insider ownership 27% of voting; 23% of total Institutional ownership 19% of voting; 31% of total Stock dividends 5% in 2012; 5% in 2013 Cash dividend $0.04 quarterly; 1.07% yield Average volume (3 months) 1,503 Fully Diluted EPS (2013) $0.80 Tangible book value (12/31/13) $11.23

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 Questions?  27

28 $ amounts in thousands 2009 2010 2011 2012 2013 Cash and cash equivalents 48,459 46,249 72,321 224,207 109,164 Securities 25,189 48,216 59,477 138,221 148,897 Loans, net of allowance 268,867 326,312 415,005 747,095 829,816 Other real estate owned 900 845 615 3,294 1,463 Intangibles 3,601 3,601 3,601 4,029 3,943 Other Assets 8,244 9,303 8,443 30,972 34,425 Total Assets 355,260 434,526 559,462 1,147,818 1,127,708 Deposits 276,610 353,818 479,001 972,660 948,903 Borrowings 33,850 32,850 24,350 64,923 63,489 Other liabilities 2,002 1,737 2,634 8,715 7,563 Total Liabilities 312,462 388,405 505,985 1,046,298 1,019,955 Preferred Stock 13,536 13,603 17,796 17,796 17,796 Common Equity 30,646 33,439 35,757 83,757 91,466 Accumulated OCI (1,384) (921) (76) (33) (1,509) Total Shareholders' Equity 42,798 46,121 53,477 101,520 107,753 Total Liabilities and Shareholders' Equity 355,260 434,526 559,462 1,147,818 1,127,708 Important Ratios Tangible Book Value per Share 9.34 9.99 11.03 11.16 11.23 Tangible Common Equity to Tangible Assets 7.69% 6.92% 5.78% 6.97% 7.64% Total Risk Based Capital Ratio 14.56% 12.46% 11.84% 13.77% 14.05% Tier 1 Risk Based Capital Ratio 13.55% 11.50% 10.73% 12.71% 12.80% Tier 1 Leverage Ratio 11.32% 9.62% 9.06% 9.97% 10.53%

29 $ amounts in thousands 2009 2010 2011 2012 2013 Interest income 17,513 19,958 24,387 27,876 46,100 Interest expense 6,265 5,516 5,009 4,949 6,130 Net interest income 11,248 14,442 19,378 22,927 39,970 Provision for loan losses 1,515 1,747 2,301 3,225 4,755 Net interest income after provision for loan losses 9,733 12,695 17,077 19,702 35,215 Non-interest income 1,224 938 1,159 3,884 1,868 Non-interest expenses 9,895 11,222 13,835 20,178 28,117 Income before taxes 1,062 2,411 4,401 3,408 8,966 Income tax expense 519 926 1,794 1,173 2,627 Net income 543 1,485 2,607 2,235 6,339 Preferred dividends 457 780 677 178 178 Net income available to common stockholders 86 705 1,930 2,057 6,161 Fully Diluted EPS 0.03 0.24 0.62 0.59 0.80

Alliance Bank Acquisition

Deal Overview

Announcement Date	5/3/2012
Announced Deal Value	$24.2M
Announced Deal Value, As Reported	$24.4M
Closing Date	12/21/2012
Announced Deal Value Per Share	$5.30

Deal Pricing Ratio

Deal Value / Book Value	94.4%
Deal Value / Earnings	NM
Price / LTM Core Earnings	NM
Price / Deposits	6.45%
Price / Assets	5.12%
Tang Book Premium / Core Deposits	(0.09)%

Deal Terms

WashingtonFirst Bankshares, Inc. paid $5.30 in cash, or issued 0.4435 share of its common stock, for each share of Alliance Bankshares Corporation, provided cash elections were limited to 20% of all shares of Alliance common stock outstanding.

Exchange Ratio (Common For Common)	0.4435
Total Deal Value Shares	5,109,969

Deal Summary

The consummation of the merger of Alliance into WashingtonFirst was a strategic step toward the goal of expanding the bank's presence in the Washington metropolitan area. This was the fourth and largest acquisition for WashingtonFirst; increasing to fifteen branches and over $1 billion in assets.



Ashburn
Sterling
Great Falls
Reston
Potomac
Rockville
Wheaton-Glenmont
Silver Spring
College Park
Beltsville
Hyattsville
Wolf Trap
McLean
Vienna
Oakton
Chantilly
Centreville
Fairfax
Annandale
Washington
Alexandria
Springfield
Burke
Manassas
Bull Run
Yorkshire
Groveton
Newington
Lorton
Lake Ridge
Woodbridge
Mt Vernon
Fort Washington
Accokeek
Friendly
Clinton
Camp Springs
Suitland-Silver Hill
Bristow

★ WashingtonFirst Corporate Office

★ WashingtonFirst Branch ★ Former Alliance Bank Branch

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WashingtonFIRSTBANKSHARES, INC.